                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C., 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                             Date of Report (Date of
                   Earliest event reported):  May 21, 1999
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                                   OPTEL, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                                         95-4495524
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(State or other jurisdiction                     (I.R.S. Employer Identification
of incorporation or organization)                 Number)

                                    333-24881
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                            (Commission File Number)

           1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
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            (Address of principal executive offices)        (Zip Code)





Registrant's telephone number, including area code: (214) 634-3800

ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS

         On May 21, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

         Press Release, dated May 21, 1999.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 21, 1999

                                 OpTel, Inc.
                                 (Registrant)


                                 By:  /s/ MICHAEL E. KATZENSTEIN
                                     ---------------------------------------
                                     Name:   Michael E. Katzenstein
                                     Title:  Vice President, General Counsel

                                  EXHIBIT INDEX

Exhibit
 No.                    Description                                 Page No.
--------                -----------                                 --------
 99.1                   Press Release, dated May 21, 1999